UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

VERAZ NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

926 Rock Avenue, Suite 20 San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 750-9400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced on March 11, 2010, Veraz Networks, Inc. (“Veraz” or the “Company”) reached an agreement with the staff of the U.S. Securities and Exchange Commission (the “SEC”) related to the previously disclosed U.S. Foreign Corrupt Practices Act (the “FCPA”) investigation. On June 29, 2010, the SEC filed the settled federal court action in the U.S. District Court for the Northern District of California, alleging that Veraz violated the books and records and internal controls provisions of the FCPA. Veraz, without admitting or denying the allegations in the SEC’s complaint, consented to the entry of a final judgment permanently enjoining Veraz from future violations of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 and ordering Veraz to pay a penalty of $300,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERAZ NETWORKS, INC.

Dated: June 30, 2010	By:	/S/ ERIC C. SCHLEZINGER
Eric C. Schlezinger
Assistant Secretary